UNITED STATES DISTRICT COURT
                                     FOR THE
                        EASTERN DISTRICT OF PENNSYLVANIA


----------------------------------------------
SECURITIES AND EXCHANGE COMMISSION,            )
                                               )
                           Plaintiff,          )
                                               )
                                    v.         )
                                               )         FINAL JUDGMENT AS TO
HEALTHCARE SERVICES GROUP, INC.,               )         HEALTHCARE SERVICES
DANIEL P. MCCARTNEY, THOMAS A. COOK,           )         GROUP, INC.
AND MELVYN B. MASON,                           )
                                               )
                           Defendants.         )
----------------------------------------------

                  Plaintiff, the United States Securities and Exchange Commission (the "Commission"), having filed its Complaint and the Consent of Healthcare Services Group, Inc. to Entry of Final Judgment as to Healthcare Services Group, Inc. ("the Consent"); Healthcare Services Group ("HSG") having acknowledged service of the Complaint, entered a general appearance, admitted this Court's jurisdiction over it and over the subject matter of the subject matter of this action, waived service of a summons, the filing of an answer and the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure and, without admitting or denying any of the allegations of the Complaint, except as to jurisdiction, which HSG admits, consented to the entry of this Final Judgment as to Healthcare Services Group, Inc. ("Final Judgment"); and it further appearing that this Court has jurisdiction over HSG and the subject matter hereof; and this Court being fully advised in the premises:

                                       I.

                  IT IS ORDERED, ADJUDGED AND DECREED that HSG, its agents, servants, employees and attorneys-in-fact, and those persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby is permanently restrained and enjoined from violating Section 10(b) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. ss. 78j(b)], and Rule 10b-5 [17 C.F.R. ss.240.10b-5] promulgated thereunder, directly or indirectly, by the use of any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange by:
                  a.       employing any device, scheme, or artifice to defraud;
                  b. making any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
                  c. engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person,

in connection with the purchase or sale of any security.

                                       II.

                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that HSG, its agents, servants, employees, and attorneys-in-fact, and those persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby is permanently restrained and enjoined from violating Section 17(a) of the Securities Act of 1933 ("Securities Act") [15 U.S.C. ss. 77q(a)] by, in the offer or sale of any securities, using any means or instruments of transportation or communication in interstate commerce or using the mails, directly or indirectly to:

                  a.       employ any device, scheme, or artifice to defraud;
                  b. obtain money or property by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
                  c. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

                                      III.
                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that HSG, its agents, servants, employees, and attorneys-in-fact, and those persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby is permanently restrained and enjoined from violating Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C. ss.ss. 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)] and Rules 12b-20, 13a-1, 13a-13 [17 C.F.R. ss.ss. 240.12b-20,
240.13a-1 and 240.13a-13] promulgated thereunder by directly or indirectly:

                  a. filing or causing to be filed with the Commission any report required to be filed with the Commission pursuant to Section 13(a) of the Exchange Act [15 U.S.C. ss. 78m(a)] and the rules and regulations promulgated thereunder, which contains any untrue statement of material fact, which omits to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which omits to disclose any information required to be disclosed; or
                  b. failing to make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the issuer; or
                  c. failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that: transactions are executed in accordance with management's general or specific authorization; transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and to maintain accountability for assets; access to assets is permitted only in accordance with management's general or specific authorization; and the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                       IV.
                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that HSG pay to the United States Treasury civil penalties in the total amount of $650,000, pursuant to Section 20(d) of the Securities Act [15 U.S.C. ss. 77t(d)] and
Section 21(d) of the Exchange Act [15

U.S.C. ss. 78u(d)]. Within 30 business days of the Entry of Final Judgment, HSG shall transmit by certified check payable to "Securities and Exchange Commission" the amount of $650,000. The payment shall be sent to Comptroller of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Comptroller of the Securities and Exchange Commission shall forward such funds to the proper account at the United States Treasury. The payment to the Comptroller shall be accompanied by a letter than identifies HSG as the defendant in this action, the civil action number assigned to the Complaint, the District Court in which the Complaint, Consent and this Final Judgment were filed, and the Commission's internal case number (HO-2458). Copies of the letter shall be sent to the Secretary of the Commission, 450 Fifth Street, N.W. Mail Stop 6-9, Washington D.C. 20549, and simultaneously to Gary N. Sundick, Associate Director, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.
                                       V.
                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the annexed Consent be, and the same hereby is, incorporated herein by reference with the same force and effect as if fully set forth herein.
                                       VI.
                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that this Court shall retain jurisdiction of this matter for the purpose of enforcing the terms of this Final Judgment.
                                      VII.

                  There being no just cause for delay, the Clerk of the Court is directed, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, to enter this Final Judgment forthwith and without further notice.



                                        /s/ Eduardo C. Robreno
                                        ----------------------------
                                        United States District Judge

DATED: 10/16/96

                          UNITED STATES DISTRICT COURT
                                     FOR THE
                        EASTERN DISTRICT OF PENNSYLVANIA


------------------------------------------------
SECURITIES AND EXCHANGE COMMISSION,             )
                                                )
                           Plaintiff,           )
                                                )
                                    v.          )
                                                )         CONSENT OF
HEALTHCARE SERVICES GROUP, INC.,                )         HEALTHCARE SERVICES
DANIEL P. MCCARTNEY, THOMAS A. COOK,            )         GROUP, INC.
AND MELVYN B. MASON,                            )
                                                )
                           Defendants.          )
------------------------------------------------

                  1. Defendant Healthcare Services Group, Inc. ("HSG"), through its counsel, enters a general appearance, admits this Court's jurisdiction over it and over the subject matter of this action, and acknowledges service upon it of the Complaint of Plaintiff, the United States Securities and Exchange Commission (the "Commission"), in this action, and waives service of a summons and waives the filing of an Answer.
                  2. HSG, without admitting or denying the allegations of the Complaint, except as to jurisdiction, which it admits, consents to the entry of the Final Judgment as to Healthcare Services Group (the "Final Judgment") in the form attached hereto and incorporated by reference herein, which: (1) permanently restrains and enjoins HSG from violating, directly or indirectly,
Section 17(a) of the Securities Act of 1933 ("Securities Act") [15 U.S.C. ss. 77q] and Sections 10(b), 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. ss.ss. 78j(b), 78m(a), 78m(b)(2)(A), and 78m(b)(2)(B)] and Rules 10b-5, 12b-20, 13a-1 and 13a-13
thereunder [17 C.F.R. ss.ss. 240.10b- 5, 240.12b-20, 240.13a-1, and 240.13a-13];
and (2) orders HSG to pay civil penalties, pursuant to Section 20(d) of the Securities Act [15 U.S.C. ss. 77t(d)] and
Section 21(d) of the Exchange Act [15 U.S.C. ss. 78u(d)] in the amount of $650,000.

                  3. HSG waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

                  4. HSG waives any right it may have to appeal from the entry of the Final Judgment.

                  5. Consistent with the provisions of 17 C.F.R. ss.202.5(f), HSG waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.

                  6. HSG enters into this Consent voluntarily and represents that no threats, offers, promises or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce it to enter into this Consent.

                  7. HSG agrees that this Consent shall be incorporated by reference into the Final Judgment with the same force and effect as if fully set forth therein.

                  8. HSG agrees that it will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection it may have based thereon.

                  9. HSG waives service upon it of the Final Judgment and agrees that entry of the Final Judgment by this Court and filing with the Clerk in the United States District Court for the Eastern District of Pennsylvania will constitute notice to HSG of the terms and conditions of such Final Judgment.

                  10. HSG agrees that the Final Judgment may be presented by the Commission to this Court for signature and entry without further notice.

                  11. HSG agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

                  12. HSG acknowledges that, through its officers, it has read, understands, and agrees to comply with the policy of the Commission, set forth in 17 C.F.R. Section 202.5, not to permit a defendant to consent to a judgment that imposes a sanction while denying the allegations in the complaint. HSG agrees not to take any action or make any public statement denying, directly or indirectly, any allegation in the Complaint. HSG further agrees not to take any action or make any public statement that creates, or tends to create, the impression that the Complaint underlying the Final Judgment is without factual basis. Nothing in this provision affects HSG's right to take legal positions in other non-Commission litigation.

                                        /s/ Daniel P. McCartney
                                        ------------------------------------
                                            Daniel P. McCartney
                                            Chairman, Board of Directors

DATED: 8/22/96


         On this 22 day of August, 1996, Daniel McCartney being known to me and who executed the foregoing Consent of Healthcare Services Group, Inc., personally appeared before me and acknowledged to me that he executed the same.


/s/ Richard W. Hudson
---------------------
Notary Public

My Commission expires December 19, 1998


Approved as to form:

/s/ Jay A. Dubrow
-------------------------------
Attorneys for defendant Healthcare Services Group, Inc.

                          UNITED STATES DISTRICT COURT
                                     FOR THE
                        EASTERN DISTRICT OF PENNSYLVANIA


----------------------------------------------
SECURITIES AND EXCHANGE COMMISSION,            )
                                               )
                           Plaintiff,          )
                                               )
                                    v.         )
                                               )         FINAL JUDGMENT AS TO
HEALTHCARE SERVICES GROUP, INC.,               )         DANIEL P. MCCARTNEY
DANIEL P. MCCARTNEY, THOMAS A. COOK,           )
AND MELVYN B. MASON,                           )
                                               )
                           Defendants.         )
----------------------------------------------

                  Plaintiff, the United States Securities and Exchange Commission (the "Commission"), having filed its Complaint and the Consent of Daniel P. McCartney to Entry of Final Judgment as to Daniel P. McCartney ("the Consent"); Daniel P. McCartney ("McCartney") having acknowledged service of the Complaint, entered a general appearance, admitted this Court's jurisdiction over him and over the subject matter of this action, waived service of a summons, the filing of an answer and the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure and, without admitting or denying any of the allegations of the Complaint, except as to jurisdiction, which he admits, consented to the entry of this Final Judgment as to Daniel P. McCartney ("Final Judgment"); and it further appearing that this Court has jurisdiction over McCartney and the subject matter hereof; and this Court being fully advised in the premises:

                                       I.
                  IT IS ORDERED, ADJUDGED AND DECREED that McCartney, his agents, servants, employees and attorneys-in-fact, and those persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby is permanently restrained and enjoined from violating Section 10(b) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. ss. 78j(b)], and Rule 10b-5 [17 C.F.R. ss.240.10b-5] promulgated thereunder, by, directly or indirectly, through the use of any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange:
                  a.       employing any device, scheme, or artifice to defraud;
                  b. making any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
                  c. engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person,

in connection with the purchase or sale of any security.

                                       II.
                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that McCartney, his agents, servants, employees, and attorneys-in-fact, and those persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby is permanently restrained and enjoined from violating Section 13(a) of the Exchange Act [15 U.S.C. ss.ss. 78m(a)] and Rules 12b-20, 13a-1, 13a-13 [17 C.F.R. ss.ss. 240.12b-20, 240.13a-1 and 240.13a-13]
promulgated thereunder by, directly or indirectly, filing or causing to be filed with the Commission pursuant to Section 13(a) of the Exchange Act [15 U.S.C ss. 78m(a)] and the rules and regulations promulgated thereunder, which contains any untrue statement of material fact, which omits to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which omits to disclose any information required to be disclosed.
                                      III.
         IT IS FURTHER ORDERED, ADJUDGED AND DECREED that McCartney pay to the United States Treasury civil penalties in the total amount of $100,000, pursuant to Section 21(d) of the Exchange Act [15 U.S.C. ss. 78u(d)]. Within 30 business days of the Entry of Final Judgment, McCartney shall transmit by certified check payable to "Securities and Exchange Commission" the amount of $100,000. The payment shall be sent to Comptroller of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Comptroller of the Securities and Exchange Commission shall forward such funds to the proper account at the United States Treasury. The payment to the Comptroller shall be accompanied by a letter that identifies McCartney as the defendant in this action, the civil action number assigned to the Complaint, the District Court in which the Complaint, Consent and this Final Judgment were filed, and the Commission's internal case number (HO-2458). Copies of the letter shall be sent to the Secretary of the Commission, 450 Fifth Street, N.W. Mail Stop 6-9, Washington D.C. 20549, and simultaneously to Gary N. Sundick, Associate

Director, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

                                      III.
                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the annexed Consent be, and the same hereby is, incorporated herein by reference with the same force and effect as if fully set forth herein.
                                       IV.
                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that this Court shall retain jurisdiction of this matter for the purpose of enforcing the terms of this Final Judgment.
                                       V.
                  There being no just cause for delay, the Clerk of the Court is directed, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, to enter this Final Judgment forthwith and without further notice.


                                        /s/ Eduardo C. Robreno
                                        ------------------------------------
                                        United States District Judge

DATED: 10/16/96

                          UNITED STATES DISTRICT COURT
                                     FOR THE
                        EASTERN DISTRICT OF PENNSYLVANIA


-----------------------------------------------
SECURITIES AND EXCHANGE COMMISSION,            )
                                               )
                           Plaintiff,          )
                                               )
                                    v.         )
                                               )         CONSENT OF DANIEL P.
HEALTHCARE SERVICES GROUP, INC.,               )         MCCARTNEY
DANIEL P. MCCARTNEY, THOMAS A. COOK,           )
AND MELVYN B. MASON,                           )
                                               )
                           Defendants.         )
-----------------------------------------------

                  1. Defendant Daniel P. McCartney ("McCartney") enters a general appearance, admits this Court's jurisdiction over him and over the subject matter of this action, and acknowledges service upon him of the Complaint of Plaintiff, the United States Securities and Exchange Commission (the "Commission"), in this action, and waives service of a summons and waives the filing of an Answer.
                  2. McCartney, without admitting or denying the allegations of the Complaint, except as to jurisdiction, which he admits, consents to the entry of the Final Judgment as to Daniel P. McCartney (the "Final Judgment") in the form attached hereto and incorporated by reference herein, which: (1) permanently restrains and enjoins McCartney from violating, directly or indirectly, Sections 10(b) and 13(a) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. ss.ss. 78j(b) and 78m(a)] and Rules 10b-5, 12b-20, 13a-1 and 13a-13 thereunder [17 C.F.R. ss.ss. 240.10b-5, 240.12b-20, 240.13a-1,
and 240.13a-13]; and (2) orders McCartney to pay a civil penalty pursuant to
Section 21(d) of the Exchange Act [15 U.S.C. ss. 78u(d)] in the amount of $100,000.

                  3. McCartney waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.
                  4. McCartney waives any right he may have to appeal from the entry of the Final Judgment.
                  5. Consistent with the provisions of 17 C.F.R. ss.202.5(f), McCartney waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.
                  6. McCartney enters into this Consent voluntarily and represents that no threats, offers, promises or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commissions to induce him to enter into this Consent.
                  7. McCartney agrees that this Consent shall be incorporated by reference into the Final Judgment with the same force and effect as if fully set forth therein.
                  8. McCartney agrees that he will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection he may have based thereon.
                  9. McCartney waives service upon him of Final Judgment and agrees that entry of the Final Judgment by this Court and filing with the Clerk in the United States District court for the Eastern District of Pennsylvania will constitute notice to McCartney of the terms and conditions of such Final Judgment.
                  10. McCartney agrees that the Final Judgment may be presented by the Commission to this Court for signature and entry without further notice.
                  11. McCartney agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

                  12. McCartney acknowledges that he has read, understands, and agrees to comply with the policy of the Commission, set forth in 17 C.F.R.
Section 202.5, not to permit a defendant to consent to a judgment that imposes a sanction while denying the allegations in the complaint. McCartney agrees not to take any action or make any public statement denying, directly or indirectly, any allegation in the Complaint. McCartney further agrees not to take any action or make any public statement that creates, or tends to create, the impression that the Complaint underlying the Final Judgment is without factual basis. Nothing in this provision affects McCartney's testimonial obligations or his right to take legal positions in other non-Commission litigation.


                                        /s/ Daniel P. McCartney
                                        -------------------------------
                                            Daniel P. McCartney

DATED: 8/22/96


         On this 22 day of August, 1996, Daniel McCartney being known to me and who executed the foregoing Consent of Daniel P. McCartney, personally appeared before me and acknowledged to me that he executed the same.



                                        /s/ Richard. W. Hudson
                                        --------------------------
                                        Notary Public

My Commission expires December 19, 1998


Approved as to form:

/s/ Janet Goets
------------------------------

Skadden, Arps, Slate, Meagher & Flom
------------------------------------
Attorneys for defendant Daniel P. McCartney

                          UNITED STATES DISTRICT COURT
                                     FOR THE
                        EASTERN DISTRICT OF PENNSYLVANIA


------------------------------------------------
SECURITIES AND EXCHANGE COMMISSION,             )
                                                )
                           Plaintiff,           )
                                                )
                                    v.          )
                                                )         FINAL JUDGMENT AS TO
HEALTHCARE SERVICES GROUP, INC.,                )         THOMAS A. COOK
DANIEL P. MCCARTNEY, THOMAS A. COOK,            )
AND MELVYN B. MASON,                            )
                                                )
                           Defendants.          )
------------------------------------------------

                  Plaintiff, the United States Securities and Exchange Commission (the "Commission"), having filed its Complaint and the Consent of Thomas A. Cook to Entry of Final Judgment as to Thomas A. Cook ("the Consent"); Thomas A. Cook ("Cook") having acknowledged service of the Complaint, entered a general appearance, admitted this Court's jurisdiction over him and over the subject matter of this action, waived service of a summons, the filing of an answer and the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure and, without admitting or denying any of the allegations of the Complaint, except as to jurisdiction, which he admits, consented to the entry of this Final Judgment as to Daniel P. Cook ("Final Judgment"); and it further appearing that this Court has jurisdiction over Cook and the subject matter hereof; and this Court being fully advised in the premises:

                                       I.
                  IT IS ORDERED, ADJUDGED AND DECREED that Cook, his agents, servants, employees and attorneys-in-fact, and those persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby is permanently restrained and enjoined from violating Section 10(b) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. ss. 78j(b)], and Rule 10b-5 [17 C.F.R. ss.240.10b-5] promulgated thereunder, by, directly or indirectly, through the use of any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange:
                  a.       employing any device, scheme, or artifice to defraud;
                  b. making any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
                  c. engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person,

in connection with the purchase or sale of any security.

                                       II.
                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Cook, his agents, servants, employees, and attorneys-in-fact, and those persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby is permanently restrained and enjoined from violating Section 13(a) of the Exchange Act [15 U.S.C. ss. 78m(a)] and Rules 12b-20, 13a-1, 13a-13 [17 C.F.R. ss.ss. 240.12b-20, 240.13a-1 and 240.13a-13]
promulgated thereunder by directly or indirectly, filing or causing to be filed with the Commission any report required to be filed with the Commission pursuant to Section 13(a) of the Exchange Act [15 U.S.C. ss. 78m(a)] and the rules and regulations promulgated thereunder, which contains any untrue statement of material fact, which omits to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which omits to disclose any information required to be disclosed.
                                      III.
                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Cook pay to the United States Treasury civil penalties in the total amount of $50,000, pursuant to Section 21(d) of the Exchange Act [15 U.S.C. ss. 78u(d)]. Within 30 business days of the Entry of Final Judgment, Cook shall transmit by certified check payable to "Securities and Exchange Commission" the amount of $50,000. The Payment shall be sent to Comptroller of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Comptroller of the Securities and Exchange Commission shall forward such funds to the proper account at the United States Treasury. The payment to the Comptroller shall be accompanied by a letter that identifies Cook as the defendant in this action, the civil action number assigned to the Complaint, the District Court in which the Complaint, Consent and this Final Judgment were filed, and the Commission's internal case number (HO-2458). Copies of the letter shall be sent to the Secretary of the Commission, 450 Fifth Street, N.W. Mail Stop 6-9, Washington D.C. 20549, and simultaneously to Gary N. Sundick, Associate

Director, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.
                                       IV.
                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the annexed Consent be, and the same hereby is, incorporated herein by reference with the same force and effect as if fully set forth herein.
                                       V.
                  IT IS FURTHER ORDERED, ADJUDGED AND DECREED that this Court shall retain jurisdiction of this matter for the purpose of enforcing the terms of this Final Judgment.
                                       VI.
                  There being no just cause for delay, the Clerk of the Court is directed, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, to enter this Final Judgment forthwith and without further notice.


                                        /s/ Eduardo C. Robreno
                                        ----------------------
                                        United States District Judge

DATED: 10/16/96



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

                          UNITED STATES DISTRICT COURT
                                     FOR THE
                        EASTERN DISTRICT OF PENNSYLVANIA


------------------------------------------------
SECURITIES AND EXCHANGE COMMISSION,              )
                                                 )
                           Plaintiff,            )
                                                 )
                                    v.           )
                                                 )         CONSENT OF THOMAS A.
HEALTHCARE SERVICES GROUP, INC.,                 )         COOK
DANIEL P. MCCARTNEY, THOMAS A. COOK,             )
AND MELVYN B. MASON,                             )
                                                 )
                           Defendants.           )
------------------------------------------------

                  1. Defendant Thomas A. Cook ("Cook") enters a general appearance, admits this Court's jurisdiction over him and over the subject matter of this action, and acknowledges service upon him of the Complaint of Plaintiff, the United States Securities and Exchange Commission (the "Commission"), in this action, and waives service of a summons and waives the filing of an Answer.
                  2. Cook, without admitting or denying the allegations of the Complaint, except as to jurisdiction, which he admits, consents to the entry of the Final Judgment as to Thomas A. Cook (the "Final Judgment") in the form attached hereto and incorporated by reference herein, which: (1) permanently restrains and enjoins Cook from violating, directly or indirectly, Sections 10(b) and 13(a) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. ss.ss. 78j(b) and 78m(a)] and Rules 10b-5, 12b-20, 13a-1 and 13a-13
thereunder [17 C.F.R. ss.ss. 240.10b-5, 240.12b-20, 240.13a-1, and 240.13a-13];
and (2) orders Cook to pay a civil penalty pursuant to Section 21(d) of the Exchange Act [15 U.S.C. ss. 78u(d)] in the amount of $50,000.

                  3. Cook waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

                  4. Cook waives any right he may have to appeal from the entry of the Final Judgment.

                  5. Consistent with the provisions of 17 C.F.R. ss.202.5(f), Cook waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.

                  6. Cook enters into this Consent voluntarily and represents that no threats, offers, promises or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce him to enter into this Consent.

                  7. Cook agrees that this Consent shall be incorporated by reference into the Final Judgment with the same force and effect as if fully set forth therein.

                  8. Cook agrees that he will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection he may have based thereon.

                  9. Cook waives service upon him of Final Judgment and agrees that entry of the Final Judgment by this Court and filing with the Clerk in the United States District Court for the Eastern District of Pennsylvania will constitute notice to Cook of the terms and conditions of such Final Judgment.

                  10. Cook agrees that the Final Judgment may be presented by the Commission to this Court for signature and entry without further notice.

                  11. Cook agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.


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

                  12. Cook acknowledges that he has read, understands, and agrees to comply with the policy of the Commission, set forth in 17 C.F.R.
Section 202.5, not to permit a defendant to consent to a judgment that imposes a sanction while denying the allegations in the complaint. Cook agrees not to take any action or make any public statement denying, directly or indirectly, any allegation in the Complaint. Cook further agrees not to take any action or make any public statement that creates, or tends to create, the impression that the Complaint underlying the Final Judgment is without factual basis. Nothing in this provision affects Cook's testimonial obligations or his right to take legal positions in other non-Commission litigation.


                                        /s/ Thomas A. Cook
                                        ------------------
                                        Thomas A. Cook

DATED: 8/22/96


         On this 22 day of August, 1996, Thomas A. Cook, being known to me and who executed the foregoing Consent of Thomas A. Cook, personally appeared before me and acknowledged to me that he executed the same.



/s/ Richard W. Hudson
---------------------------------------
Notary Public

My Commission expires December 19, 1998


Approved as to form:

/s/ David M. Becker
--------------------------------------
Attorneys for defendant Thomas A. Cook



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